American Century Investment Trust Prospectus Supplement Prime Money Market Fund Supplement dated June 5, 2014 ■ Prospectus dated July 26, 2013

The following change is effective July 28, 2014.

The following replaces the C Class section under Investing Through a Financial Intermediary.

C Class

C Class shares are sold at their net asset value without an initial sales charge. However, if you purchase C Class shares of the fund by exchange from C Class shares of another American Century Investments fund, you may pay a CDSC of 1.00% of the original purchase price. This CDSC will apply if the shares are redeemed within 12 months of the purchase date of the original fund and if an up-front payment was made to your financial professional on the original purchase. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family (which includes your spouse or domestic partner and children, step-children, parents or step-parents of you, your spouse or domestic partner). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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